UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
David L. Musto
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2016

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Goldman Sachs Mid Cap Value Fund
(Institutional and Initial Class)
Annual Report
December 31, 2016
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
Representing the U.S. equity market, the S&P 500® Index gained 11.96% in 2016, despite a global rout at the start of the year, unexpected political events both domestically and abroad and a Federal Reserve interest rate hike.
In January 2016, U.S. equities were embroiled in a global rout, triggered by investor concerns about an intensifying economic slowdown in China and exacerbated by an oil price plunge. Following a December 2015 interest rate hike, the January 2016 Federal Reserve statement acknowledged these external risks and tightening financial conditions. U.S. equities stabilized in February 2016, as market sentiment improved on the more dovish tone set by global central banks. (Dovish language tends to suggest lower interest rates; opposite of hawkish.) U.S. equities were also supported by stronger economic data, rallying as fourth quarter 2015 U.S. Gross Domestic Product (“GDP”) came in above consensus expectations. In March 2016, the Federal Reserve kept interest rates on hold and surprised on the dovish side, reducing its forecast to two interest rate hikes in 2016, down from four. Along with receding global economic concerns, this helped to drive a recovery in U.S. equities. Released in March 2016, February 2016 unemployment data came in ahead of market consensus, with unemployment steady at 4.9% in spite of higher participation rates and declining underemployment.
Following the rebound in March 2016, market sentiment appeared to remain sanguine in April 2016, as oil prices rose and China economic growth concerns abated. U.S. equities fell near the end of the month as investors were disappointed by a lack of additional stimulus from the Bank of Japan and by a weaker than consensus expected first quarter U.S. GDP rate of 0.5%. Weaker than expected May 2016 payroll data drove expectations for a Federal Reserve interest rate hike in June 2016 temporarily lower, but subsequent hawkish Federal Reserve minutes revived market expectations. (Hawkish language tends to suggest higher interest rates; opposite of dovish.) The Federal Reserve ultimately held interest rates steady in June 2016 and signaled a slower pace of hikes, acknowledging the slowdown in the labor market. Markets were otherwise dominated in June 2016 by the U.K. referendum on membership in the European Union, popularly known as “Brexit.” U.S. equities sold off in the global risk-off in June 2016 following the surprise “leave” result.
Markets rebounded in the latter days of the month owing to improving risk sentiment as markets digested the Brexit vote outcome and on dovish remarks from Bank of England Governor Carney.
In July 2016, U.S. equities were buoyed by strong economic data and corporate earnings, despite increased uncertainty post Brexit. In her Jackson Hole speech toward month-end, Federal Reserve Chair Janet Yellen acknowledged the case for an interest rate hike had strengthened in the then-recent months. Along with strong labor market data and other hawkish comments from the Federal Reserve, this significantly increased the market-implied probability of an interest rate hike by year-end 2016, causing U.S. equities to sell off. In early September 2016, equities fell as the European Central Bank disappointed markets with its lack of commitment to extend quantitative easing. However, there was a subsequent rebound following the Federal Reserve’s decision in September 2016 to leave interest rates unchanged.
In October 2016, a combination of hawkish Federal Reserve commentary and mounting strong U.S. economic data led to increased market pricing for a December 2016 interest rate hike. U.S. GDP increased by 3.5% on an annualized basis for the third quarter of 2016, above consensus expectations and the strongest growth rate in two years.

Following the unexpected victory of Donald Trump in the November 2016 U.S. elections, U.S. equities quickly reversed a short-lived sell-off and surged on anticipation of a pro-growth effect of Mr. Trump’s fiscal stimulus plan. The Federal Reserve raised rates 0.25% in December 2016, for the first time in a year but as had largely been anticipated, and set a more hawkish hike path for 2017, causing equities to decline, albeit modestly, following the announcement.
The Great-West Goldman Sachs Mid Cap Value Fund (Institutional Class shares) returned 20.76% during the 12-month period ending December 31, 2016, outperforming its benchmark, Russell MidCap® Value Index, which returned 20.00%.
Among investment themes, sentiment and valuation contributed most positively to excess returns, followed by quality. Conversely, management and profitability detracted from relative returns, while momentum remained relatively flat during the year. Among sectors, holdings within the utilities and consumer discretionary sectors outpaced the most relative to their peers in the benchmark. On the downside, stock picks in the energy and information technology sectors lagged the most.
On an individual stock level, overweight positions in Steel Dynamics Inc (average portfolio weight of 0.94%), CenturyLink Inc (0.52%) and Citizens Financial Group Inc (0.49%) contributed most positively to excess returns. Conversely, overweight positions in DR Horton Inc (average portfolio weight of 0.73%), Nuance Communications Inc (0.66%) and Alkermes Plc (0.05%) detracted most from relative performance.
We continuously look for ways to improve our investment process. In the first half of 2016, we made a number of enhancements across a variety of investment themes. We enhanced the profitability theme for stocks within developed markets by introducing a factor that evaluates the geographic exposure of companies by tracking the physical locations of their branches, outlets and subsidiaries. We believe that a company with a footprint in growing parts of the world is better positioned relative to a company with a footprint in contracting parts. We are able to estimate this factor for more than 5,500 companies globally which have over 1 million subsidiaries spread across more than 47,000 cities in over 200 countries. This extends our analysis of a company’s global footprint which has focused historically on their revenue mix across markets.
In the U.S. investment region, we enhanced the momentum theme by introducing a signal that evaluates linkages embedded within companies’ web pages. Embedded linkages are effective indicators of the similarity of the underlying businesses of companies across a variety of sectors such as retail, media, hospitality, software, banks, airlines, etc.
In the Japan investment region, we enhanced the sentiment theme by introducing a signal to measure a company’s sentiment as revealed through event analysis contained in news articles. We use natural language processing technology to read through hundreds of articles daily. We have a repository of over 1.2 million news articles collated over a five-year period. We analyze about 2,000 stocks in Japan using feeds of news articles in the Japanese language.
We have undertaken research of various Environmental, Social and Governance (“ESG”) metrics and their ability to forecast returns. We have enhanced our models with the following ESG related metrics:
First, within the quality theme in all investment regions, we introduced an environmental impact factor. The factor measures the amount of environmental resources consumed to produce a unit of output for more than 2,000 companies. This factor helps to strategically tilt towards companies with a favorable environmental profile.

Second, within the momentum theme in the U.S. investment region, we introduced the ESG topic signal. We use natural language processing techniques to read through more than 24,000 articles, collected since 1999, on Corporate Social Responsibility (“CSR”) activities to identify economic linkages among more than 1,000 companies. The signal aims to identify companies linked to each other by such common CSR themes and can dynamically adjust our positions accordingly.
In the second half of 2016, we made two enhancements to our momentum theme.
For U.S. investments, we now analyze corporate press-releases pulled directly from news wires to quickly identify new themes to which a company may be exposed. Leveraging natural language processing technology, we search for key words or phrases within the text of each press-release that may alert us to new trends affecting certain groups of companies. We then track performance of those companies to gauge, and capitalize on, momentum in these various thematic trends.
Another way we seek to quantify the relationship between seemingly disparate companies is by exploring how frequently any two companies are mentioned together in the same news article. We recently extended coverage of this trend signal to now include Japanese language news articles covering companies in Japan. We have created a repository of 1.4 billion news articles over the last five years with which we analyze about 2,000 stocks in Japan, including news articles written in Japanese.
In the U.S. investment region, we introduced a signal within our profitability theme that looks at credit card spending patterns as real-time indicator of corporate profitability. Rather than waiting for quarterly earnings announcements, we evaluate over 74 billion credit card transactions which we use to link real-time consumer spending patterns to underlying companies.
Finally, we seek to identify strong management teams among Japanese companies through employee feedback data. We use natural language processing to analyze Japanese language employee comments on over 2,000 stocks in Japan. We link employee opinions to 50 topics which aim to identify companies that we believe have superior corporate culture.
We strongly believe that investors will use fundamentally-based criteria to form their portfolios. That is, investors will choose to overweight those stocks with less expensive valuations, higher quality earnings, and higher profitability. We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long-term. Our research agenda is robust and we continue to enhance our existing models, add new proprietary forecasting signals, and improve our trading execution in order to provide the most value possible to our clients.
The views and opinions in this report were current as of December 31, 2016 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
*For the period from May 15, 2008 (inception) through December 31, 2008.
Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2016
	One Year	Five Year	Ten Year / Since Inception(a)(b)
Institutional Class	20.76%	N/A	8.56%
Initial Class	20.29%	15.65%	8.93%
(a) Institutional Class inception date was May 1, 2015.
(b) Initial Class inception date was May 15, 2008.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Sector as of December 31, 2016
Sector	Percentage of Fund Investments
Financial	31.47%
Industrial	13.04
Consumer, Cyclical	12.60
Energy	10.93
Utilities	10.81
Consumer, Non-cyclical	7.31
Basic Materials	6.19
Technology	4.14
Communications	2.46
Short Term Investments	1.05
Total	100.00%
Shareholder Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).
Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/16)	(12/31/16)	(07/01/16 – 12/31/16)
Institutional Class
Actual	$1,000.00	$1,134.50	$4.83
Hypothetical (5% return before expenses)	$1,000.00	$1,020.60	$4.57
Initial Class
Actual	$1,000.00	$1,132.20	$6.70
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.34
* Expenses are equal to the Fund's annualized expense ratio of 0.90% for the Institutional Class and 1.25% for the Initial Class shares, multiplied by the average account value over the period, multiplied by 184/366 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST GOLDMAN SACHS MID CAP VALUE FUND
Schedule of Investments
As of December 31, 2016
Shares		Fair Value
COMMON STOCK
Basic Materials — 6.08%
29,001	Cabot Corp	$ 1,465,710
62,063	Celanese Corp Series A	4,886,841
103,648	Commercial Metals Co	2,257,453
74,346	Eastman Chemical Co	5,591,563
35,876	Freeport-McMoRan Inc(a)	473,204
93,147	Huntsman Corp	1,777,245
105,897	Newmont Mining Corp	3,607,911
71,303	Nucor Corp	4,243,955
65,097	Reliance Steel & Aluminum Co	5,177,815
149,791	Steel Dynamics Inc	5,329,564
		34,811,261
Communications — 2.42%
115,002	ARRIS International PLC(a)	3,465,010
8,107	CenturyLink Inc	192,785
70,594	CommScope Holding Co Inc(a)	2,626,097
121,198	Level 3 Communications Inc(a)	6,830,719
20,957	Tribune Media Co Class A	733,076
		13,847,687
Consumer, Cyclical — 12.37%
51,120	Alaska Air Group Inc	4,535,878
142,864	Allison Transmission Holdings Inc	4,813,088
58,160	Best Buy Co Inc	2,481,687
29,554	Brinker International Inc(b)	1,463,810
15,024	Brunswick Corp	819,409
19,837	Burlington Stores Inc(a)	1,681,186
79,453	Chico's FAS Inc	1,143,329
31,535	Dick's Sporting Goods Inc	1,674,508
9,890	Dillard's Inc Class A(b)	620,004
148,501	DR Horton Inc	4,058,532
7,059	Hyatt Hotels Corp Class A(a)	390,080
155,878	International Game Technology PLC(b)	3,978,007
241,571	JetBlue Airways Corp(a)	5,416,022
42,664	Kohl's Corp	2,106,748
33,858	Lear Corp	4,481,783
65,739	Macy's Inc	2,354,114
3,927	Mohawk Industries Inc(a)	784,143
72,645	PACCAR Inc	4,642,015
9,840	Pool Corp	1,026,706
24,153	PVH Corp	2,179,567
19,115	Royal Caribbean Cruises Ltd	1,568,195
109,809	United Continental Holdings Inc(a)	8,002,880
14,815	Vail Resorts Inc	2,389,808
28,081	Visteon Corp	2,256,027
10,775	Watsco Inc	1,595,993
10,707	Whirlpool Corp	1,946,211
54,415	World Fuel Services Corp	2,498,193
		70,907,923
Consumer, Non-Cyclical — 7.17%
30,790	Aaron's Inc(b)	984,972
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
35,722	Booz Allen Hamilton Holding Corp	$ 1,288,493
28,295	Bunge Ltd	2,044,031
129,018	ConAgra Foods Inc	5,102,662
6,344	Cooper Cos Inc	1,109,756
35,981	CoreLogic Inc(a)	1,325,180
11,244	Endo International PLC(a)	185,189
9,202	Herc Holdings Inc(a)	369,552
49,518	Hill-Rom Holdings Inc	2,779,940
108,077	Hologic Inc(a)	4,336,049
9,271	Ingredion Inc	1,158,504
1,830	Lancaster Colony Corp	258,744
74,870	Mallinckrodt PLC(a)	3,730,023
59,122	ManpowerGroup Inc	5,254,172
30,142	Pilgrim's Pride Corp(b)	572,397
19,265	RR Donnelley & Sons Co(b)	314,405
5,802	Teleflex Inc	934,992
73,254	Tyson Foods Inc Class A	4,518,307
31,567	WellCare Health Plans Inc(a)	4,327,204
4,869	Zimmer Biomet Holdings Inc	502,481
		41,097,053
Energy — 10.73%
138,748	Baker Hughes Inc	9,014,458
44,751	Cimarex Energy Co	6,081,661
18,527	Concho Resources Inc(a)	2,456,680
106,594	Devon Energy Corp	4,868,148
15,091	Dril-Quip Inc(a)(b)	906,215
85,603	Energen Corp(a)	4,936,725
163,135	FMC Technologies Inc(a)	5,796,187
6,872	Hess Corp	428,057
85,915	Laredo Petroleum Inc(a)	1,214,838
135,728	Marathon Oil Corp	2,349,452
11,227	Marathon Petroleum Corp	565,279
31,051	Nabors Industries Ltd	509,236
111,446	Newfield Exploration Co(a)	4,513,563
158,704	Noble Energy Inc	6,040,274
152,283	Oceaneering International Inc	4,295,903
24,945	Patterson-UTI Energy Inc	671,519
59,584	QEP Resources Inc(a)	1,096,941
32,124	RPC Inc(b)	636,376
59,087	Southwestern Energy Co(a)(b)	639,321
32,071	Superior Energy Services Inc	541,359
12,095	Tesoro Corp	1,057,708
91,589	Williams Cos Inc	2,852,082
		61,471,982
Financial — 30.90%
295,392	AGNC Investment Corp REIT	5,355,457
74,994	Allied World Assurance Co Holdings AG	4,027,928
294,051	Ally Financial Inc	5,592,850
21,786	American Campus Communities Inc REIT	1,084,289
246,017	American Homes 4 Rent REIT Class A	5,161,437
56,446	Ameriprise Financial Inc	6,262,119
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
GREAT-WEST GOLDMAN SACHS MID CAP VALUE FUND
Schedule of Investments
As of December 31, 2016
Shares		Fair Value
Financial — (continued)
35,678	Annaly Capital Management Inc REIT	$ 355,710
24,694	Apartment Investment & Management Co REIT Class A	1,122,342
67,611	Apple Hospitality Inc REIT	1,350,868
45,918	Arch Capital Group Ltd(a)	3,962,264
42,033	CBRE Group Inc Class A(a)	1,323,619
172,644	Citizens Financial Group Inc	6,151,306
70,443	Columbia Property Trust Inc REIT	1,521,569
10,835	Corporate Office Properties Trust REIT	338,269
167,572	CubeSmart REIT	4,485,903
49,864	CyrusOne Inc REIT	2,230,417
252,073	DDR Corp REIT	3,849,155
117,415	Duke Realty Corp REIT	3,118,542
164,524	E*TRADE Financial Corp(a)	5,700,757
17,144	Empire State Realty Trust Inc REIT Class A	346,137
6,290	EPR Properties REIT	451,433
87,132	Equity Commonwealth REIT(a)	2,634,872
14,927	Federated Investors Inc Class B	422,136
175,303	Fifth Third Bancorp	4,727,922
4,581	First Republic Bank	422,093
252,963	Forest City Realty Trust Inc REIT Class A	5,271,749
45,127	Highwoods Properties Inc REIT	2,301,928
71,745	Hospitality Properties Trust REIT	2,277,186
339,950	Host Hotels & Resorts Inc REIT	6,404,658
97,798	Iron Mountain Inc REIT	3,176,479
28,515	Jones Lang LaSalle Inc	2,881,156
227,831	KeyCorp	4,162,472
49,390	Lincoln National Corp	3,273,075
335,113	MFA Financial Inc REIT	2,556,912
10,074	Mid-America Apartment Communities Inc REIT	986,446
106,622	Navient Corp	1,751,800
82,606	Northern Trust Corp	7,356,064
110,285	Outfront Media Inc REIT	2,742,788
20,783	Paramount Group Inc REIT	332,320
198,714	Progressive Corp	7,054,347
111,726	Prologis Inc REIT	5,898,016
23,516	Realogy Holdings Corp	605,067
134,215	Regions Financial Corp	1,927,327
44,857	Reinsurance Group of America Inc	5,644,356
36,685	Senior Housing Properties Trust REIT	694,447
36,376	SL Green Realty Corp REIT	3,912,239
35,321	Spirit Realty Capital Inc REIT	383,586
98,902	SunTrust Banks Inc	5,424,775
174,431	Synchrony Financial	6,326,612
68,951	Synovus Financial Corp	2,832,507
92,692	TCF Financial Corp	1,815,836
32,878	Torchmark Corp	2,425,081
312,435	VEREIT Inc REIT	2,643,200
139,337	Voya Financial Inc	5,464,797
Shares		Fair Value
Financial — (continued)
14,922	Washington Federal Inc	$ 512,571
11,548	Western Alliance Bancorp(a)	562,503
146,086	XL Group Ltd	5,443,164
		177,044,858
Industrial — 12.80%
97,696	AECOM (a)	3,552,227
133,977	Agilent Technologies Inc	6,103,992
120,579	AMETEK Inc	5,860,139
47,028	Arconic Inc	871,899
4,626	Arrow Electronics Inc(a)	329,834
43,260	Carlisle Cos Inc	4,771,145
7,680	Crane Co	553,882
10,137	Crown Holdings Inc(a)	532,902
66,941	Flextronics International Ltd(a)	961,942
324,922	Graphic Packaging Holding Co	4,055,026
62,448	Harris Corp	6,399,046
29,088	Ingersoll-Rand PLC	2,182,763
38,884	Jabil Circuit Inc(b)	920,384
40,041	Jacobs Engineering Group Inc(a)	2,282,337
36,835	L-3 Communications Holdings Inc	5,602,972
6,288	Masco Corp	198,827
4,386	Mettler-Toledo International Inc(a)	1,835,804
42,070	Oshkosh Corp	2,718,143
92,644	Owens Corning	4,776,725
169,953	Owens-Illinois Inc(a)	2,958,882
24,379	Parker-Hannifin Corp	3,413,060
47,295	Regal Beloit Corp	3,275,179
18,385	Ryder System Inc	1,368,579
63,219	Spirit AeroSystems Holdings Inc Class A	3,688,829
22,251	Timken Co	883,365
30,939	Trimble Navigation Ltd(a)	932,811
12,376	Trinity Industries Inc	343,558
12,691	Vulcan Materials Co	1,588,279
8,020	Westrock Co	407,175
		73,369,706
Technology — 4.07%
13,771	CDK Global Inc	821,991
47,519	Citrix Systems Inc(a)	4,243,922
4,446	KLA-Tencor Corp	349,811
25,446	Lam Research Corp	2,690,406
10,033	Manhattan Associates Inc(a)	532,050
106,037	Maxim Integrated Products Inc	4,089,847
262,316	Nuance Communications Inc(a)	3,908,508
134,875	Teradyne Inc	3,425,825
370,403	Xerox Corp	3,233,618
		23,295,978
Utilities — 10.61%
478,716	AES Corp	5,562,680
72,776	Calpine Corp(a)	831,830
246,495	CenterPoint Energy Inc	6,073,637
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
GREAT-WEST GOLDMAN SACHS MID CAP VALUE FUND
Schedule of Investments
As of December 31, 2016
Shares		Fair Value
Utilities — (continued)
71,233	CMS Energy Corp	$ 2,964,717
3,681	Consolidated Edison Inc	271,216
42,869	DTE Energy Co	4,223,025
24,941	Edison International	1,795,502
191,962	Great Plains Energy Inc	5,250,161
157,540	MDU Resources Group Inc	4,532,426
251,705	NiSource Inc	5,572,749
246,354	NRG Energy Inc	3,020,300
58,377	PPL Corp	1,987,737
45,560	Southwest Gas Corp	3,490,807
125,442	UGI Corp	5,780,367
38,078	WEC Energy Group Inc	2,233,275
177,741	Xcel Energy Inc	7,234,059
		60,824,488
TOTAL COMMON STOCK — 97.15% (Cost $502,488,676)		$556,670,936
Principal Amount
SHORT TERM INVESTMENTS
Repurchase Agreements — 1.03%
$1,401,566	Undivided interest of 1.45% in a repurchase agreement (principal amount/value $96,803,309 with a maturity value of $96,808,257) with HSBC Securities (USA) Inc, 0.46%, dated 12/30/16 to be repurchased at $1,401,566 on 1/3/17 collateralized by U.S. Treasury securities, 1.38% - 3.75%, 11/30/18 - 11/15/43, with a value of $98,739,913.(c)	1,401,566
1,401,566	Undivided interest of 1.45% in a repurchase agreement (principal amount/value $96,803,309 with a maturity value of $96,809,010) with Citigroup Global Markets Inc, 0.53%, dated 12/30/16 to be repurchased at $1,401,566 on 1/3/17 collateralized by Federal Home Loan Mortgage Corp securities, 2.00% - 8.50%, 12/1/17 - 1/1/47, with a value of $98,739,374.(c)	1,401,566
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$1,401,566	Undivided interest of 1.47% in a repurchase agreement (principal amount/value $95,070,496 with a maturity value of $95,075,989) with Daiwa Capital Markets America Inc, 0.52%, dated 12/30/16 to be repurchased at $1,401,566 on 1/3/17 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 6.50%, 3/2/17 - 2/1/49, with a value of $96,971,906.(c)
		$ 1,401,566
1,401,565	Undivided interest of 3.79% in a repurchase agreement (principal amount/value $37,040,689 with a maturity value of $37,042,788) with Scotia Capital (USA) Inc, 0.51%, dated 12/30/16 to be repurchased at $1,401,565 on 1/3/17 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 1.00% - 4.00%, 12/31/17 - 10/20/46, with a value of $37,783,651.(c)	1,401,565
294,973	Undivided interest of 3.79% in a repurchase agreement (principal amount/value $7,795,447 with a maturity value of $7,795,880) with Merrill Lynch, Pierce, Fenner & Smith, 0.50%, dated 12/30/16 to be repurchased at $294,973 on 1/3/17 collateralized by U.S. Treasury securities, 0.69% - 2.00%, 10/31/18 - 11/30/22, with a value of $7,951,357.(c)	294,973
SHORT TERM INVESTMENTS — 1.03% (Cost $5,901,236)		$ 5,901,236
TOTAL INVESTMENTS — 98.18% (Cost $508,389,912)		$562,572,172
OTHER ASSETS & LIABILITIES, NET — 1.82%		$ 10,408,832
TOTAL NET ASSETS — 100.00%		$572,981,004
(a)	Non-income producing security.
(b)	All or a portion of the security is on loan at December 31, 2016.
(c)	Collateral received for securities on loan.
REIT	Real Estate Investment Trust
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
GREAT-WEST GOLDMAN SACHS MID CAP VALUE FUND
Schedule of Investments
As of December 31, 2016
At December 31, 2016, the Fund held the following outstanding futures contracts:
Description	Number of Contracts	Currency	Notional Value	Expiration Date	Net Unrealized Depreciation
S&P Mid 400® Emini Long Futures	59	USD	9,788,690	March 2017	$(65,890)
Security classes presented herein are not necessarily the same as those used for determining the Fund's compliance with its investment objectives and restrictions, as the Fund uses additional sub-classifications, which management defines by referring to one or more widely recognized market indexes or ratings group indexes (unaudited).
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2016
Great-West Goldman Sachs Mid Cap Value Fund
ASSETS:
Investments in securities, fair value (including $5,767,731 of securities on loan)(a)	$556,670,936
Repurchase agreements, fair value(b)	5,901,236
Cash	16,294,305
Margin deposits	395,300
Subscriptions receivable	622,501
Dividends receivable	1,003,621
Total Assets	580,887,899
LIABILITIES:
Payable to investment adviser	445,130
Payable for administrative services fees	14,811
Payable upon return of securities loaned	5,901,236
Redemptions payable	1,134,018
Variation margin on futures contracts	411,700
Total Liabilities	7,906,895
NET ASSETS	$572,981,004
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$5,681,511
Paid-in capital in excess of par	500,743,896
Net unrealized appreciation	54,116,370
Accumulated net realized gain	12,439,227
NET ASSETS	$572,981,004
NET ASSETS BY CLASS
Initial Class	$45,791,049
Institutional Class	$527,189,955
CAPITAL STOCK:
Authorized
Initial Class	45,000,000
Institutional Class	150,000,000
Issued and Outstanding
Initial Class	3,665,766
Institutional Class	53,149,341
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Initial Class	$12.49
Institutional Class	$9.92
(a) Cost of investments	$502,488,676
(b) Cost of repurchase agreements	$5,901,236
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2016
Great-West Goldman Sachs Mid Cap Value Fund
INVESTMENT INCOME:
Interest	$1,606
Income from securities lending	55,167
Dividends	12,188,880
Foreign withholding tax	(436)
Total Income	12,245,217
EXPENSES:
Management fees	5,013,229
Administrative services fees – Initial Class	179,538
Total Expenses	5,192,767
NET INVESTMENT INCOME	7,052,450
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	34,482,854
Net realized gain on futures contracts	1,760,037
Net Realized Gain	36,242,891
Net change in unrealized appreciation on investments	64,849,316
Net change in unrealized depreciation on futures contracts	(76,075)
Net Change in Unrealized Appreciation	64,773,241
Net Realized and Unrealized Gain	101,016,132
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$108,068,582
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2016 and 2015
Great-West Goldman Sachs Mid Cap Value Fund	2016	2015
OPERATIONS:
Net investment income	$7,052,450	$6,937,372
Net realized gain	36,242,891	25,797,948
Net change in unrealized appreciation (depreciation)	64,773,241	(54,396,007)
Net Increase (Decrease) in Net Assets Resulting from Operations	108,068,582	(21,660,687)
DISTRIBUTIONS TO SHAREHOLDERS:
From return of capital
Initial Class	-	(46,551)
Institutional Class	-	(470,133)
From return of capital	0	(516,684)
From net investment income
Initial Class	(923,493)	(2,823,313)
Institutional Class	(18,689,554)	(29,267,045)
From net investment income	(19,613,047)	(32,090,358)
From net realized gains
Initial Class	(385,542)	(1,896,980)
Institutional Class	(5,436,527)	(18,299,495)
From net realized gains	(5,822,069)	(20,196,475)
Total Distributions	(25,435,116)	(52,803,517)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Initial Class	12,731,816	93,527,626
Institutional Class	89,640,069	643,916,195
Shares issued in reinvestment of distributions
Initial Class	1,309,035	4,766,844
Institutional Class	24,126,081	48,036,673
Shares redeemed
Initial Class	(35,876,205)	(599,139,554)
Institutional Class	(147,058,427)	(131,114,278)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(55,127,631)	59,993,506
Total Increase (Decrease) in Net Assets	27,505,835	(14,470,698)
NET ASSETS:
Beginning of year	545,475,169	559,945,867
End of year	$572,981,004	$545,475,169
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Initial Class	1,136,985	7,716,095
Institutional Class	10,071,906	64,945,685
Shares issued in reinvestment of distributions
Initial Class	106,536	434,825
Institutional Class	2,472,427	5,410,906
Shares redeemed
Initial Class	(3,164,624)	(48,898,918)
Institutional Class	(15,819,151)	(13,932,432)
Net Increase (Decrease)	(5,195,921)	15,676,161
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
GREAT-WEST GOLDMAN SACHS MID CAP VALUE FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)
Initial Class
12/31/2016	$10.68	0.11	2.05	2.16	-	(0.24)	(0.11)	(0.35)	$12.49	20.29%
12/31/2015	$12.08	0.11	(0.58)	(0.47)	(0.01)	(0.55)	(0.37)	(0.93)	$10.68	(4.03%)
12/31/2014	$12.23	0.09	1.90	1.99	-	(1.60)	(0.54)	(2.14)	$12.08	16.10%
12/31/2013	$10.92	0.10	3.54	3.64	-	(1.83)	(0.50)	(2.33)	$12.23	33.66%
12/31/2012	$ 9.77	0.16	1.34	1.50	-	(0.09)	(0.26)	(0.35)	$10.92	15.47%
Institutional Class
12/31/2016	$ 8.61	0.12	1.66	1.78	-	(0.36)	(0.11)	(0.47)	$ 9.92	20.76%
12/31/2015 (c)	$10.00	0.09	(0.58)	(0.49)	(0.01)	(0.55)	(0.34)	(0.90)	$ 8.61	(5.04%) (d)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(e)
Supplemental Data and Ratios
Initial Class
12/31/2016	$ 45,791	1.25%	1.25%	N/A	0.95%	219%
12/31/2015	$ 59,658	1.25%	1.25%	N/A	0.90%	224%
12/31/2014	$559,946	1.25%	1.25%	N/A	0.72%	226%
12/31/2013	$535,844	1.25%	1.25%	0.76%	0.76%	225%
12/31/2012	$319,234	1.25%	1.25%	1.46%	1.46%	147%
Institutional Class
12/31/2016	$527,190	0.90%	0.90%	N/A	1.30%	219%
12/31/2015 (c)	$485,817	0.90% (f)	0.90% (f)	N/A	1.35% (f)	224%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Institutional Class inception date was May 1, 2015.
(d)	Not annualized for periods less than one full year.
(e)	Portfolio turnover is calculated at the Fund level.
(f)	Annualized.
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
GREAT-WEST GOLDMAN SACHS MID CAP VALUE FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of sixty-four funds. Interests in the Great-West Goldman Sachs Mid Cap Value Fund (the Fund) are included herein. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
The Fund offers three share classes, referred to as Initial Class, Class L and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. This report includes information for the Initial Class and Institutional Class; Class L has not yet been capitalized.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Great-West Funds are also investment companies and accordingly follow the investment company accounting and reporting guidance of U.S. GAAP. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.

Annual Report - December 31, 2016

Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
For derivatives that are traded on an exchange, the last sale price as of the close of business of the exchange will be used. For derivatives traded over-the-counter (OTC), independent pricing services will be utilized when possible. If a price cannot be located from the primary source, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Short Term Investments	Maturity date, credit quality and interest rates.
Futures Contracts	Exchange traded close price.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2016, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector and industry classifications, as applicable, are included in the Schedule of Investments. The Fund recognizes transfers between levels as of the beginning of the reporting period.  There were no transfers between Levels 1, 2 and 3 during the year.
	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Common Stock	$ 556,670,936	$ —	$ —	$ 556,670,936
Short Term Investments	—	5,901,236	—	5,901,236
Total Assets	$ 556,670,936	$ 5,901,236	$ 0	$ 562,572,172
Liabilities
Other Financial Investments:
Futures Contracts(a)	$ (65,890)	$ —	$ —	$ (65,890)
Total Liabilities	$ (65,890)	$ 0	$ 0	$ (65,890)

Annual Report - December 31, 2016

(a)	Futures Contracts are reported at the security’s unrealized appreciation (depreciation), which represents the change in the contract’s value from trade date.
Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid semi-annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended December 31, 2016 and 2015 were as follows:
	2016	2015
Ordinary income	$19,613,047	$30,073,812
Long-term capital gain	5,822,069	22,213,021
Return of capital	-	516,684
	$25,435,116	$52,803,517
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments and adjustments for real estate investment trusts.
Capital accounts within the financial statements are adjusted for permanent book-tax differences, and are not adjusted for temporary book-tax differences which will reverse in a subsequent period. Accordingly, the following amounts have been reclassified for December 31, 2016. Net assets of the Fund were unaffected by the reclassifications.
Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain
$-	$12,560,597	$(12,560,597)

Annual Report - December 31, 2016

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2016, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$8,491,807
Undistributed long-term capital gains	5,793,118
Capital loss carryforwards	—
Post-October losses	—
Net unrealized appreciation	52,270,672
Tax composition of capital	$66,555,597
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2016 were as follows:
Federal tax cost of investments	$510,301,500
Gross unrealized appreciation on investments	64,526,737
Gross unrealized depreciation on investments	(12,256,065)
Net unrealized appreciation on investments	$52,270,672
Application of Recent Accounting Pronouncements
In May 2015, the Financial Accounting Standards Board issued ASU No. 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)” (ASU No. 2015-07). ASU No. 2015-07 removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset per share practical expedient. The amendments are effective for interim and annual periods beginning after December 15, 2015. The adoption of ASU No. 2015-07 did not have an impact on the Fund's financial position or the results of its operations.
2.  RISK EXPOSURES
The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates.
In pursuit of the Fund's investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risks:
Equity Risk - The risk that relates to the change in value of equity securities as they relate to increases or decreases in the general market.
The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Futures Contracts
The Fund uses futures contracts in order for the Fund to hold cash but maintain index returns with the objective of minimizing tracking error versus the benchmark index. Index futures contracts which are most correlated to the benchmark index and exhibit sufficient liquidity are utilized. A futures contract is an agreement between two parties to buy or sell a specified underlying investment for a fixed price at a specified future date. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities that comprise the index, or that the clearinghouse will fail to perform its obligations.
Futures contracts are reported in a table following the Schedule of Investments. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Receipts or payments, known as variation margin, are made or received by the Fund each day,

Annual Report - December 31, 2016

depending on the daily fluctuations in the fair value of the underlying security. This is recorded as variation margin on futures contracts on the Statement of Assets and Liabilities. When the Fund enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed, and is reflected in net realized gain or loss on the Statement of Operations. The Fund held an average of 52 futures contracts for the reporting period.
Valuation of derivative investments as of December 31, 2016 is as follows:
Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value
Equity contracts (futures contracts)	Net unrealized depreciation	$(65,890) (a)
(a)Includes cumulative depreciation of futures contracts as reported in the Fund’s Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative investments for the year ended December 31, 2016 is as follows:
	Net Realized Gain (Loss)		Net Change in Unrealized Gain (Loss)
Risk Exposure	Statement of Operations Location	Fair Value	Statement of Operations Location	Fair Value
Equity contracts (futures contracts)	Net realized gain on futures contracts	$1,760,037	Net change in unrealized depreciation on futures contracts	$(76,075)
3.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.90% of the average daily net assets of the Fund. The management fee encompasses fund operation expenses except for administrative services expenses. The Adviser and Great-West Funds have entered into a sub-advisory agreement with Goldman Sachs Asset Management, L.P. The Fund is not responsible for payment of the sub-advisory fees.
Great-West Funds has entered into an administrative services agreement with GWL&A. Pursuant to the administrative services agreement, GWL&A provides recordkeeping and administrative services to shareholders and account owners and receives from the Initial Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of applicable share class.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all sixty-four funds for which they serve as directors was $321,606 for the year ended December 31, 2016.
4.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $1,197,343,094 and $1,277,279,315, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.
5.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income, recorded monthly when received, after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any

Annual Report - December 31, 2016

deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2016, the Fund had securities on loan valued at $5,767,731 and received collateral as reported on the Statement of Assets and Liabilities of $5,901,236 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities. The repurchase agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. At December 31, 2016, 100% of the cash collateral liability under the securities lending agreement was against loans of common stock. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
6.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
7.  SUBSEQUENT EVENT
Shareholders approved a new advisory agreement which will change the Fund’s expense structure. Under the current investment advisory agreement, GWCM is responsible for paying each Fund’s operating expenses as part of the management fee. Under the new advisory agreement, GWCM’s management fee will decrease commensurate with, or more than, the cost of the Fund’s operating expenses as of December 31, 2015 and the operating expenses of the Fund will be paid directly by the Fund effective May 1, 2017, which should allow Fund shareholders to participate in potential economies of scale over time as the Fund’s assets grow and expense ratio declines due to fixed operation expenses. Additionally, breakpoints on the management fee paid to GWCM will be included in the new advisory agreement effective May 1, 2017 for the Fund. The reduced management fee will be contractual and any subsequent plans to increase the fee would require shareholder approval. GWCM has contractually agreed for a one-year renewable term beginning May 1, 2017 to limit the fees and expenses of each Fund to the total expense ratio of the Fund as of December 31, 2015. This expense limit will be subject to annual review and renewal by the Great-West Funds’ Board and GWCM may only increase this expense limit in the future with the approval of the Great-West Funds’ Board.

Annual Report - December 31, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Shareholders of Great-West Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Goldman Sachs Mid Cap Value Fund (the “Fund”), one of the funds of Great-West Funds, Inc. as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Great-West Goldman Sachs Mid Cap Value Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 23, 2017

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2016, 24% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 73	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC; Director, Guaranty Bancorp & Gold, Inc.	64	Director, Guaranty Bancorp
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 73	Independent Director	Since 2011	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; Director, Guaranty Bancorp	64	Director, Guaranty Bancorp
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 57	Nominee		Director, Prima Capital Holdings; ALPS Fund Services; Colorado State Housing Board; Colorado Developmental Disabilities Council; Regional Center Task Force; and Mental Health Center of Denver	64	N/A
Steven A. Lake 8515 East Orchard Road, Greenwood Village, CO 80111 62	Nominee		Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; Executive Member, Sage Investment Holdings, LLC; Senior Managing Director, CBIZ MHM, LLC	64	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
James A. Hillary***** 8515 East Orchard Road, Greenwood Village, CO 80111 53	Nominee		Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC; Member, Fios Partners LLC, Fios Holdings LLC, Roubaix Capital LLC; and Sole Member, Fios Companies LLC	64	N/A
Interested Directors**
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
David L. Musto 8515 East Orchard Road, Greenwood Village, CO 80111 49	Director and President & Chief Executive Officer	Since 2016	President, Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and AAG; Executive Vice President, FASCore, LLC ("FASCore"); Director and Executive Vice President, GWFS; formerly, Executive Vice President, Empower Retirement, GWL&A and GWL&A of NY; formerly, Chief Executive Officer, J.P. Morgan Retirement Plan Services, J.P. Morgan Asset Management	64	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
David L. Musto 8515 East Orchard Road, Greenwood Village, CO 80111 49	Director and President & Chief Executive Officer	Since 2016	President, Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and AAG; Executive Vice President, FASCore, LLC ("FASCore"); Director and Executive Vice President, GWFS; formerly, Executive Vice President, Empower Retirement, GWL&A and GWL&A of NY; formerly, Chief Executive Officer, J.P. Morgan Retirement Plan Services, J.P. Morgan Asset Management	64	N/A
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 42	Vice President, Counsel & Secretary	Since 2010 (as Counsel & Secretary) Since 2016 (as Vice President)	Associate General Counsel, Products & Corporate, GWL&A;Associate General Counsel & Associate Secretary, GWL&A of NY; Vice President, Counsel & Secretary, AAG, GWCM, and GWFS; formerly, Assistant Vice President, GWCM	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 49	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President, Investment Operations, GWL&A; Vice President and Treasurer, GWTC; Chief Financial Officer & Treasurer, GWCM	N/A	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 60	Chief Compliance Officer	Since 2016	Chief Compliance Officer, AAG and GWCM; formerly, Vice President & Chief Compliance Officer, Mutual Funds, AIG, Consumer Insurance	N/A	N/A
Cara B. Owen 8515 East Orchard Road, Greenwood Village, CO 80111 35	Counsel & Assistant Secretary	Since 2015	Counsel, Products, GWL&A; Counsel & Assistant Secretary, GWCM, GWTC, and AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 49	Assistant Treasurer	Since 2007	Director, Fund Administration, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 41	Assistant Treasurer	Since 2016	Director, Fund Administration, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
*A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”
**An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) the Investment Company Act of 1940, as amended) by virtue of their affiliation with Great-West Capital Management, LLC.

*** Each director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West Multi-Manager Large Cap Growth Fund. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, the sub-adviser of the Great-West MFS International Growth and Great-West MFS International Value Funds, (ii) a mutual fund advised by Invesco Advisers, Inc., the sub-adviser of the Great-West Invesco Small Cap Value Fund, (iii) a mutual fund advised by T. Rowe Price Associates, Inc., the sub-adviser of the Great-West T. Rowe Price Equity Income and Great-West T. Rowe Price Mid Cap Growth Funds, and (iv) a mutual fund advised by J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West Multi-Manager Large Cap Growth Fund. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
*****Mr. Hillary is the Founder, Chairman and Chief Executive Officer of Independence Capital Asset Partners, LLC (“ICAP”), which has a prime brokerage and institutional trading relationship with Goldman Sachs & Co., the parent company of Goldman Sachs Asset Management, LP, a sub-adviser of the Great-West Goldman Sachs Mid Cap Value Fund. ICAP previously was a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of Franklin Advisers, Inc., the sub-adviser of the Great-West Templeton Global Bond Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West Multi-Manager Large Cap Growth Fund and receives no special treatment due to the relationship.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds' Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Investment Advisory Contract Approval
The Board of Directors (the “Board”) of Great-West Funds, Inc. (the “Company”), including the Directors who are not interested persons of the Company (the “Independent Directors”), approved an amended and restated investment advisory agreement between the Company and Great-West Capital Management, LLC (“GWCM”) (the “New Advisory Agreement”) at a meeting held on November 18, 2016 (the “November Meeting”). In considering the approval of the New Advisory Agreement, the Board considered information provided at the September 30, 2016, November 15, 2016 and November 18, 2016 meetings, as well as certain information and materials relating to GWCM that the Board had received and considered in connection with the annual evaluation of the investment advisory agreement effective March 3, 2014, as amended and restated on May 1, 2015, as further amended (the “Current Advisory Agreement”) between GWCM and Company at the Independent Directors and Board meetings held on March 16, 2016 and April 15, 2016, respectively (the “Annual Meetings”). In considering this matter, the Independent Directors were advised with respect to relevant legal standards by independent legal counsel. In addition, prior to the November Meeting, the Independent Directors discussed GWCM’s proposal and the terms of the New Advisory Agreement in private sessions with independent legal counsel.
In approving the New Advisory Agreement, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the New Advisory Agreement, including any information considered in connection with the Annual Meetings that were applicable to its review of the New Advisory Agreement. In its deliberations, the Board did not identify any single factor as being determinative. Rather, the Board’s approval was based on each Director’s business judgment after consideration of the information as a whole. Individual Directors may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board.
Based upon its review of the New Advisory Agreement and the information provided to it, the Board concluded that the New Advisory Agreement was fair and reasonable in light of the services to be performed, fees to be charged and such other matters as the Directors considered relevant in the exercise of their business judgment. The principal factors and conclusions that formed the basis for the Directors’ determinations to approve the New Advisory Agreement are discussed below.
Nature, Extent and Quality of Services. At the Annual Meetings, the Board considered the nature, extent and quality of services provided and to be provided to the Funds by GWCM. Among other things, the Board considered GWCM’s personnel, experience, resources and performance track record, its ability to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Funds, and its ability to provide research and obtain and evaluate the economic, statistical and financial data relevant to the investment policies of the Funds. The Board also reviewed the qualifications, background and responsibilities of the senior personnel serving the Funds and the portfolio management team responsible for the day-to-day management of the GWCM-advised Funds. In addition, the Board considered GWCM’s reputation for management of its investment strategies, its overall financial condition, technical resources, operational capabilities, and compliance policies and procedures, as well as GWCM’s practices regarding the selection and compensation of brokers and dealers for the execution of portfolio transactions and the procedures it uses for obtaining best execution of portfolio transactions. Consideration also was given to the fact that the Board meets with representatives of GWCM at regular Board meetings held throughout the year to discuss portfolio management strategies and performance. The quality of GWCM’s communications with the Board, as well as GWCM’s responsiveness to the Board, was taken into account. Additionally, at the November Meeting, the Board considered the terms of the New Advisory Agreement and GWCM’s representation to the Board that there would be no reduction in the nature, extent and quality of services to be provided to the Funds under the New Advisory Agreement. The Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by GWCM.
Investment Performance. At the Annual Meetings, the Board considered the investment performance of the Funds. The Board reviewed performance information for the Funds’ Institutional Class (Initial Class, through April 30, 2015), with the exception of the performance information for the Great-West Stock Index Fund’s Initial Class, as compared against their benchmark indexes and the performance of a peer group of funds selected by Access Data Corp., a subsidiary of Broadridge Financial Solutions, Inc. (collectively, “Broadridge”). This information included annualized returns for the one-, three-, five- and ten-year periods ended December 31, 2015 and quarterly returns for the five-year period ended December 31, 2015, to the extent applicable. In evaluating the performance of the Funds, the Board noted how the Funds performed relative to the returns of the applicable benchmark and peer group. The Board noted that performance information is provided to the Board on an ongoing basis at regular Board meetings held throughout the year. The Board noted that it also had received and discussed at periodic intervals information comparing the performance of the Funds to that of their benchmark indexes and to a peer group of funds. Accordingly, the Board determined that the investment performance of the Funds was satisfactory.
Costs and Profitability. At the Annual Meetings, the Board considered the costs of services provided and profits estimated to have been realized by GWCM from its relationship with the Funds. With respect to the costs of services, the Board considered the fee structure of the Funds and the level of the investment management fee payable by the Funds. In evaluating the management fee and total expense ratio of the Fund’s Institutional Class, the Board considered the fees payable by and the total expense ratios of a peer group of funds managed by other investment advisers, as determined by Broadridge, and of the entire Lipper peer universe. Specifically, the Board considered (i) each Fund’s management fee as provided in the Current Advisory Agreement in comparison to the contractual management fees of the peer group of funds, and (ii) each Fund’s total expense ratio in comparison to the peer group funds’ total expense ratios. The Board considered each Fund’s total expense ratio in comparison to the average and median expense ratios for all funds in the peer group and peer universe. At the November Meeting, the Board took into consideration the proposed change in the management fee for each Fund and GWCM’s rationale for recommending the change. The Board considered each Fund’s proposed management fee and estimated total expense ratio as of June 30, 2016 relative to the Broadridge peer group averages. The Board also took into account GWCM’s undertaking to limit the expenses of each Fund and noted that the total expense ratio for each Fund will not increase as a result of the change in the management fee because GWCM would contractually limit certain fees and expenses of the Fund for a 1-year term at the expense ratio in effect for the fiscal year ended December 31, 2015.
At the Annual Meetings, the Board further considered the overall financial soundness of GWCM and the profits estimated to have been realized by GWCM and its affiliates. The Board reviewed the financial statements and profitability information from GWCM. In evaluating the information provided by GWCM, the Board noted that there is no recognized standard or uniform methodology for determining profitability for this purpose. The Board noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as GWCM, and that it is difficult to make comparisons of profitability between advisers because comparative information is not generally publicly available. The Board also reviewed GWCM’s profitability information compared against the revenues of certain publicly-traded advisers to fund complexes and considered that while GWCM’s profitability is reasonable, profitability information is affected by numerous factors, including the adviser’s organization, capital structure and cost of capital, the types of funds it manages, its mix of business, and the adviser’s assumptions regarding allocations of revenue and expenses. Additionally, at the November Meeting, the Board considered the terms of the New Advisory Agreement and any potential impact to the profitability of GWCM. The Board noted that, under the New Advisory Agreement, GWCM’s profitability was not expected to increase with respect to any Fund and that with respect to the following Funds GWCM’s profitability may decrease: Great-West Goldman Sachs Mid Cap Value Fund, Great-West Invesco Small Cap Value Fund, Great-West Multi-Manager Small Cap Growth Fund, Great-West Templeton Global Bond Fund and Great-West S&P 500 Index Fund. Based on the information provided, the Board concluded that the costs of the services provided and the profits estimated to be realized by GWCM and its affiliates were reasonable in relation to the nature, extent and quality of the services provided.
Economies of Scale. At the Annual Meetings and November Meeting, the Board considered the extent to which economies of scale may be realized as the Funds grow and whether current fee levels reflect these economies of scale for the benefit of investors. In evaluating economies of scale, the Board considered, among other things, the current and proposed level of management fees payable by the Funds, and whether those fees include breakpoints, comparative fee information, the profitability and financial condition of GWCM, and the current level of each Fund’s assets. The Board noted that, under the New Advisory Agreement, breakpoints would be implemented for the following Funds: Great-West Goldman Sachs Mid Cap Value Fund, Great-West Invesco Small Cap Value Fund, Great-West Loomis Sayles Bond Fund, Great-West MFS International Growth Fund, Great-West Multi-Manager Small Cap Growth Fund, Great-West Putnam Equity Income Fund, Great-West High Yield Bond Fund, Great-West Templeton Global Bond Fund, Great-West International Index Fund, Great-West Real Estate Index Fund, Great-West S&P 500 Index Fund, Great-West Mid Cap 400 Index Fund, Great-West Small Cap 600 Index Fund and Great-West Stock Index Fund, and that Great-West Multi-Manager Large Cap Growth Fund’s breakpoint structure would remain the same under the New Advisory Agreement. Based on the information provided, the Board concluded for all Funds, including those without breakpoints in the management fees, any economies of scale currently being realized were appropriately being reflected in the management fee payable by the Funds.
Other Factors. At the Annual Meetings, the Board considered ancillary benefits derived or to be derived by GWCM from its relationship with the Funds as part of the total mix of information evaluated by the Board. The Board noted where services were provided to the Funds by affiliates of GWCM. The Board took into account the fact that the Funds are used as a funding vehicle under variable life and annuity contracts offered by insurance companies affiliated with GWCM and as a funding vehicle under retirement plans for which affiliates of GWCM may provide various retirement plan services. Additionally, the Board considered the extent to which GWCM’s parent company, Great-West Life & Annuity Insurance Company, and its affiliated insurance companies may receive benefits under the federal income tax laws with respect to tax deductions and credits. At the November Meeting, the Board concluded that the management fees for the Funds were reasonable, taking into account any ancillary benefits derived by GWCM.
Conclusion. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the New Advisory Agreement, including the management fees, are reasonable and that the New Advisory Agreement is in the best interests of each Fund and its shareholders, and unanimously approved the New Advisory Agreement for each Fund.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen McConahey is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $820,000 for fiscal year 2015 and $866,000 for fiscal year 2016.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $90,000 for fiscal year 2015 and $60,000 for fiscal year 2016. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2015 and $0 for fiscal year 2016.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2015 equaled $745,000 and for fiscal year 2016 equaled $1,186,300.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.
3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.
4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)  (1) Code of Ethics required by Item 2 of Form N-CSR attached hereto.
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ David L. Musto

David L. Musto
President & Chief Executive Officer
Date:February 23, 2017
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ David L. Musto

David L. Musto
President & Chief Executive Officer
Date:February 23, 2017
By:	/s/ Mary C. Maiers

Mary C. Maiers
Chief Financial Officer & Treasurer
Date:February 23, 2017